SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 22, 2002
                                 Date of report
                        --------------------------------
                        (Date of earliest event reported)


                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                   ------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-28495                                              93-1219887
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


555 Bayview Avenue, Biloxi, Mississippi                       39530
---------------------------------------                     -----------
(Address of Principal Executive Offices)                    (Zip Code)


                                 (228) 435-3632
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


The Audit Committee of the Board of Directors of Global Seafood Technologies, Inc. annually considers and recommends to the Board the selection of Global's independent public accountants. As recommended by Global's Audit Committee, Global's Board of Directors decided on April 22, 2002 to no longer engage HJ & Associates, LLC ("HJ") of Salt Lake City, Utah as Global's independent public accountants and Global engaged LaPorte, Sehrt, Romig & Hand, APAC on April 24, 2002 to serve as Global's independent public accountants for the fiscal year ended March 31, 2002. HJ's reports dated May 25, 2001 and amended on March 11, 2002 on Global's consolidated financial statements for the years ended March 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Global's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to HJ's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Global's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. Global has asked HJ to review this disclosure and has provided them the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the disclosure. During Global's two most recent fiscal years and through the date of the engagement of the new accountants, Global did not consult LaPorte, Sehrt, Romig & Hand with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Global's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit.


                  16.1 Letter dated April 25, 2002, from HJ & Associates, LLC regarding agreement with Item 4.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GLOBAL SEAFOOD TECHNOLOGIES, INC.




Date:  May 7, 2002                            By:    /s/ Brent Gutierrez
                                                  ---------------------------
                                                   Brent Gutierrez, President

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